UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2007

GSI COMMERCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-16611	04-2958132
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

935 First Avenue, King of Prussia, PA 19406

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (610) 491-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On June 26, 2007, GSI Commerce, Inc. (“GSI”) issued a press release announcing that it remained comfortable with its fiscal 2007 second quarter and annual financial guidance. A copy of the press release, attached hereto as Exhibit 99.1, is furnished, and not filed, pursuant to Regulation FD and is incorporated herein by reference.

Item 8.01 Other Events.

On June 26, 2007, GSI issued a press release announcing its offering of convertible senior notes, and on June 27, 2007, GSI issued a press release related to the pricing of such notes. Copies of the press releases, attached hereto as Exhibits 99.2 and 99.3, respectively, are incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description
99.1	Press release dated June 26, 2007

99.2	Press release dated June 26, 2007

99.3	Press release dated June 27, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GSI COMMERCE, INC.

By:	/s/ Arthur H. Miller
Arthur H. Miller Executive Vice President and General Counsel

Dated: June 27, 2007

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated June 26, 2007

99.2	Press release dated June 26, 2007

99.3	Press release dated June 27, 2007